EXECUTION COPY

                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of September 11, 1998 (this "Amendment"), to the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time), dated as of September 30, 1996, (the "Credit Agreement"), among Westwood One, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), The First National Bank of Boston, Bank of Montreal and Bank of America Illinois, as co-agents for the Lenders (in such capacity, the "Co-Agents") and The Chase Manhattan Bank, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

         2.       Amendments to the Credit Agreement.

         (a) Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of the term "Capital Expenditures" and substituting therefor the following:

                  "`Capital Expenditures': shall mean, for any period, expenditures (including the aggregate amount of Capital Lease Obligations (excluding Capitalized Lease Obligations relating to the acquisition of satellite time or capacity in an aggregate amount not to exceed $10,000,000) incurred during such period) made by the Borrower or any of its Restricted Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP."

         (b) Subsection 2.21. Subsection 2.21 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

                  "2.21. Commitment Increases. (a) In the event that at any time prior to June 30, 1999 the Borrower wishes to increase the aggregate Revolving Credit Commitments, the Borrower or the Administrative Agent shall notify the Lenders of the amount of such proposed increase (a "Commitment Increase").

                   (b) Any additional bank, financial institution or of other entity which, with the consent of the Borrower and the Administrative Agent (which consent, in the case of the Administrative Agent, shall not be unreasonably withheld), elects to become a party to this Agreement and obtain a Revolving Credit Commitment as part of a Commitment Increase shall execute a New Lender Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit H-1, whereupon such bank, financial institution or other entity (herein called a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and
          Schedule I shall be deemed to be amended to add the name and Revolving Credit Commitment of such New Lender.

                   (c) Any Lender which, as part of a Commitment Increase, elects to increase its Revolving Credit Commitment, shall execute a Commitment Increase Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit H-2, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased, and Schedule I shall be deemed to be amended to so increase the Revolving Credit Commitment of such Lender.


                                EX-10.21 PAGE 1

                   (d) If, on the date upon which a bank, financial institution or other entity becomes a New Lender pursuant to subsection 2.21(b) or upon which a Lender's Revolving Credit Commitment is increased pursuant to subsection 2.21(c), there is an unpaid principal amount of Revolving Credit Loans, the Borrower shall prepay all such then outstanding Revolving Credit Loans and immediately thereafter reborrow under the Revolving Credit Commitments then in effect an amount equal to the amount of Revolving Credit Loans so prepaid or such other amount as the Borrower deems appropriate.

                   (e) Notwithstanding anything to the contrary in this subsection, (i) in no event shall any transaction effected pursuant to this subsection cause the aggregate amount of the increases in the Revolving Credit Commitments pursuant to this subsection to exceed $50,000,000, (ii) each Commitment Increase shall be for an amount equal to not less than $5,000,000 and (iii) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion."

     (c) Subsection 6.8. Subsection 6.8 of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" that appears in paragraph (c) thereof and substituting in lieu thereof the amount of "$100,000,000".

     3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the "Effective Date") that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Majority Lenders and the Majority Revolving Credit Lenders.

     4. Representations and Warranties. To induce the Administrative Agent, the Majority Lenders and the Majority Revolving Credit Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Majority Lenders and the Majority Revolving Credit Lenders as of the Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Effective Date (except for representations and warranties which expressly relate to an earlier date).

     5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in
Section 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

     8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

                                EX-10.21 PAGE 2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

WESTWOOD ONE, INC.


By:
Title:

Address for Notices:
Westwood One, Inc.
40 W. 57th Street, 14th Floor
New York, New York 10019
Attention:  Farid Suleman
Telecopier:  (212) 314-9336
Telephone:  (212) 314-9215

THE CHASE MANHATTAN BANK,
  as Administrative Agent
  and as a Lender


By:
Title:

Address for Notices:
The Chase Manhattan Bank
Agent Bank Services
One Chase Manhattan Plaza
New York, New York  10081
Attention:  Gloria Javier
Telecopier:  (212) 552-5700
Telephone:  (212) 552-7440

with a copy to:

The Chase Manhattan Bank
270 Park Avenue
New York, New York  10017
Attention:  William Rottino
Telecopier:  (212) 270-1204
Telephone:  (212) 270-1724

BANK OF AMERICA ILLINOIS,
  as a Co-Agent and as a Lender


By:
Title:

Address for Notices:
Bank of America New York
335 Madison Avenue, 5th Floor
New York, New York  10017
Attention:  Neil Sharma
Telecopier:  (212) 503-7173
Telephone:  (212) 503-7253

BANKBOSTON, N.A.
  as a Co-Agent and as a Lender


By:
Title:

Address for Notices:
The First National Bank of Boston
100 Federal Street
MS: 01-08-08
Boston, Massachusetts 02110
Attention:  Dan Gilbert
Telecopier:  (617) 434-3401
Telephone:  (617) 434-2177

                                EX-10.21 PAGE 3

BANK OF MONTREAL,
  as a Co-Agent and as a Lender


By:
Title:

Address for Notices:
Bank of Montreal
430 Park Avenue
New York, New York  10022
Attention:  Ola Anderssen
Telecopier:  (212) 605-1648
Telephone:  (212) 605-1453

KEY CORPORATE CAPITAL INC.


By:
Title:

Address for Notices:
Key Corporate Capital Inc.
66 South Pearl Street, 6th Floor
Mail Code: NY31660631
Albany, NY  12207
Attention:  Timothy Willard
Telecopier:  (518) 488-5199
Telephone:  (518) 487-4044

THE BANK OF NEW YORK


By:
Title:

Address for Notices:
The Bank of New York
One Wall Street, 16th Floor
New York, New York  10286
Attention:  Vince Pacilio
Telecopier:  (212) 635-8595
Telephone:  (212) 635-8692

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


By:
Title:

Address for Notices:
The Long-Term Credit Bank of Japan, Ltd.,
Los Angeles Agency
350 South Grand Avenue, Suite 3000
Los Angeles, California 90071
Attention:  Hiro Negi
Telecopier:  (213) 689-6294
Telephone:  (213) 689-6344


                                 EX-10.21 PAGE 4